UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013 (July 10, 2013)

SPRINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway

Overland Park, Kansas 66251

(Address of principal executive offices, including zip code)

(800) 829-0965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously reported, on July 10, 2013, Sprint Corporation (formerly known as Starburst II, Inc.), a Delaware corporation (“New Sprint”) and an indirect subsidiary of SoftBank Corp., a Japanese kabushiki kaisha (“SoftBank”), SoftBank and Sprint Nextel Corporation (“Sprint Nextel”) completed the merger (the “SoftBank Merger”) contemplated by the Agreement and Plan of Merger, dated as of October 15, 2012, as amended as of November 29, 2012, April 12, 2013 and June 10, 2013, by and among New Sprint, Sprint Nextel, SoftBank, Starburst I, Inc., a Delaware corporation and a direct wholly owned subsidiary of SoftBank, and Starburst III, Inc., a Kansas corporation and a direct wholly owned subsidiary of New Sprint (“Merger Sub”). In the Merger, Merger Sub was merged into Sprint Nextel, New Sprint became the parent company of Sprint Nextel, with Sprint Nextel becoming its direct wholly owned subsidiary, and Sprint Nextel changed its name to “Sprint Communications, Inc.”

As previously reported, on July 9, 2013, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 17, 2012, as amended on April 18, 2013, May 21, 2013 and June 20, 2013, by and among Sprint Nextel, Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sprint Nextel, and Clearwire Corporation, a Delaware corporation (“Clearwire”), Sprint Nextel’s acquisition of Clearwire was consummated (the “Clearwire Acquisition”).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Sprint Corporation with the Securities and Exchange Commission on July 11, 2013 to include the financial statements of Sprint Nextel, Clearwire and New Sprint and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the predecessor and of the business acquired

The financial statements of Sprint Nextel, Clearwire and New Sprint included herewith are the following:

(i) the audited consolidated financial statements of Sprint Nextel as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, which are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein;

(ii) the unaudited consolidated financial statements of Sprint Nextel as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012, which are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein;

(iii) the audited consolidated financial statements of Clearwire as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, which are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein;

(iv) the unaudited consolidated financial statements of Clearwire as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012, which are attached as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein;

(v) the audited consolidated financial statements of New Sprint as of December 31, 2012 and for the period from October 5, 2012 (date of incorporation) through December 31, 2012, which are attached as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein; and

(vi) the unaudited consolidated financial statements of New Sprint as of June 30, 2013, and for the three and six months ended June 30, 2013, which are attached as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of June 30, 2013 and for the six months ended June 30, 2013 and for the year ended December 31, 2012 relating to the SoftBank Merger and the Clearwire Acquisition is attached as Exhibit 99.7 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of KPMG LLP

99.1	Audited consolidated financial statements of Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012

99.2	Unaudited consolidated financial statements of Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012

99.3	Audited consolidated financial statements of Clearwire Corporation as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012

99.4	Unaudited consolidated financial statements of Clearwire Corporation as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012

99.5	Audited consolidated financial statements of Sprint Corporation (formerly known as Starburst II, Inc.) as of December 31, 2012, and for the period from October 5, 2012 (date of incorporation) through December 31, 2012

99.6	Unaudited consolidated financial statements of Sprint Corporation (formerly known as Starburst II, Inc.) as of June 30, 2013, and for the three and six months ended June 30, 2013

99.7	Unaudited pro forma condensed combined financial information as of June 30, 2013 and for the six months ended June 30, 2013 and for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION
Date: August 6, 2013

	By:	/s/ Stefan K. Schnopp
	Name:	Stefan K. Schnopp
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of KPMG LLP

99.1	Audited consolidated financial statements of Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012

99.2	Unaudited consolidated financial statements of Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012

99.3	Audited consolidated financial statements of Clearwire Corporation as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012

99.4	Unaudited consolidated financial statements of Clearwire Corporation as of June 30, 2013, and for the three and six months ended June 30, 2013 and 2012

99.5	Audited consolidated financial statements of Sprint Corporation (formerly known as Starburst II, Inc.) as of December 31, 2012, and for the period from October 5, 2012 (date of incorporation) through December 31, 2012

99.6	Unaudited consolidated financial statements of Sprint Corporation (formerly known as Starburst II, Inc.) as of June 30, 2013, and for the three and six months ended June 30, 2013

99.7	Unaudited pro forma condensed combined financial information as of June 30, 2013 and for the six months ended June 30, 2013 and for the year ended December 31, 2012

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